UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 18, 2011

China Carbon Graphite Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-114564	98-0550699
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

c/o Xinghe Xingyong Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China

(Address of Principal Executive Offices)
(Zip Code)

(+86) 474-7209723
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On March 18, 2011, China Carbon Graphite Group, Inc. issued a press release announcing its full year financial results for the fiscal year ended December 31, 2010.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1           China Carbon Graphite Group, Inc. Press Release, dated March 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CARBON GRAPHITE GROUP, INC.

Date: April 20, 2011	By:	/s/ Donghai Yu
Donghai Yu
Chief Executive Officer, President and Director
(Principal Executive Officer)